                                                                 EXHIBIT 10.77.6

                                 THIRD AMENDMENT
                                       TO
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                   -------------------------------------------

      THIS THIRD AMENDMENT TO THE FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of the 6th day of May, 1999, and entered into among Interstate FiberNet, Inc., a Delaware corporation (herein, together with its successors and assigns, called the "Borrower"), the Lenders (as defined in the Credit Agreement as defined below), and NATIONSBANK, N.A., successor by merger to NationsBank of Texas, N.A., a national banking association, as Administrative Lender for itself and the Lenders (the "Administrative Lender").

                                   WITNESSETH:
                                   ----------

      WHEREAS, the Borrower, the Lenders and the Administrative Lender entered into a First Amended and Restated Credit Agreement, dated as of February 24, 1998, as amended by that certain First Amendment to the First Amended and Restated Credit Agreement, dated as of November 2, 1998, and as further amended by that certain Second Amendment to Credit Agreement, dated as of February 8, 1999 (as amended, and as further amended, restated or otherwise modified from time to time, the "Credit Agreement");

      WHEREAS, the Borrower has notified the Administrative Lender and the Lenders that it intends to consummate an acquisition in excess of $10,000,000 (the "Proposed Acquisition") and thus requires the consent of Majority Lenders in accordance with the terms of Section 8.05(b) of the Credit Agreement, as described in the letter from Ms. Sara L. Plunkett, to Mr. Derrick Bell, dated as of April 29, 1999 attached hereto as Exhibit A;
                                     ---------

      WHEREAS, the Parent has notified the Administrative Lender of its proposal to make certain securities offerings and Parent and Borrower propose to amend the Credit Agreement in connection with such offerings as hereinafter described;

      WHEREAS, the Lenders, the Administrative Lender and the Borrower have agreed to amend the Credit Agreement upon the terms and conditions set forth below;

      NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders and the Administrative Lender agree as follows:

      SECTION 1.

      (a) Definitions, in general. Unless specifically defined or redefined
          -----------------------
below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

      (b) Definition of 1999 Convertible Subordinated Notes. A new definition of
          -------------------------------------------------
"1999 Convertible Subordinated Notes" on page 15 of the Credit Agreement is added in alphabetical order as follows:

                  "1999 Convertible Subordinated Notes" means those certain
            $100,000,000 principal amount of 4.5% convertible subordinated notes due May 15, 2006 evidencing unsecured indebtedness issued by the Parent in May of 1999, in accordance with the terms of Section 8.02(c) hereof.

      (c) Definition of Optional Redemption Rights. The definition of "Optional
          ----------------------------------------
Redemption Rights" on page 16 of the Credit Agreement is restated in its entirety as follows:

                  "Optional Redemption Rights" means the option of the Parent to redeem (and, in the case of the 1999 Convertible Subordinated Notes, render such notes non-convertible) not more than (i) 35% of the outstanding 1997 Senior Notes for an amount not to exceed 111% of the principal amount being redeemed, (ii) 35% of the outstanding 1998 Senior Notes for an amount not to exceed 108.875% of the principal amount being redeemed, (iii) 35% of the outstanding 1998 9 3/4% Senior Notes for an amount not to exceed 109.750% of the principal amount being redeemed, and (iv) 100% of the outstanding 1999 Convertible Subordinated Notes not to exceed $121,260,000, in each case of (i) through (iv) above, only as permitted in accordance with the terms of Section 8.07(h) hereof.

      (d) Definition of Repayment Event. A new definition of "Repayment Event"
          -----------------------------
on page 18 of the Credit Agreement is added in alphabetical order as follows:

                  "Repayment Event" means any event or circumstance which meets any of the following criteria: (i) causes or requires any mandatory redemption (other than a mandatory redemption of the 1999 Convertible Subordinated Notes as a result of a noteholder's failure to exercise such noteholder's conversion option in an amount not to exceed $121,260,000), prepayment or other repayment in full (excluding any scheduled repayments) of any Debt for Borrowed Money in an aggregate amount of $1,000,000 or more, (ii) permits the holders of any Debt for Borrowed Money in an aggregate amount of $1,000,000 or more to redeem such Debt for Borrowed Money, to demand the prepayment of such Debt for Borrowed Money or to demand the repayment in full of such Debt for Borrowed Money (other than on the scheduled maturity thereof), or (iii) causes, requires or permits the holders of such Debt for Borrowed Money to require any defeasance of such Debt for Borrowed Money.

      (e) Definition of Senior Debt. The definition of "Senior Debt" on page 19
          -------------------------
of the Credit Agreement is restated in its entirety as follows:

                  "Senior Debt" means, on any date of determination, Total Debt on such date minus the sum of (a) the aggregate outstanding principal amount of the 1997 Senior Notes, 1998 Senior Notes, the 1998 9 3/4% Senior Notes and the 1999 Convertible Subordinated Notes, plus (b) to the extent included in Total Debt, accrued and unpaid interest on the 1997 Senior Notes, 1998 Senior Notes, the 1998 9 3/4% Senior Notes and the 1999 Convertible Subordinated Notes, plus (c) all Permitted Subordinated Debt.

      SECTION 2. Amendment to Section 2.05(b). Section 2.05(b) on page 24 of the
                 ----------------------------
Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (b) Public or Private Issuance of Equity. To the extent that the Parent, the Borrower or any of its Subsidiaries consummates any public or private issuance of equity (this provision in and of itself not constituting permission to do so), then the Parent, the Borrower and its Subsidiaries shall, to the extent that the total number of shares so issued after May 1, 1999 exceeds 14,433,531 shares of Parent's Capital Stock (composed of 9,150,000 shares to be issued under the Parent's existing shelf offering, plus up to 3,749,531shares of Parent's Capital Stock that could be issued upon the conversion of the 1999 Convertible Subordinated Notes, plus up to 1,544,000 shares of the Parent's Capital Stock to be issued in connection with the acquisition of AvData Systems, Inc.), immediately use 50% of the net proceeds of such shares in excess of 14,443,531 shares to repay the Obligations under the Revolving Loan.

      SECTION 3. Section 2.05(c). Section 2.05(c) on page 25 of the Credit
                 ---------------
Agreement is hereby amended and restated in its entirety to read as follows:

                  (c) Public or Private Issuance of Debt. To the extent that the
            Parent, the Borrower or any of its Subsidiaries consummates any public or private issuance of Debt (this provision in and of itself not constituting permission to do so), then the Parent, the Borrower and its Subsidiaries shall immediately use 50% of the net proceeds of any such transaction in excess of $100,000,000 (excluding the 1997 Senior Notes, the 1998 Senior Notes and the 1998 9 3/4% Senior Notes but including the 1999 Convertible Subordinated Notes) to repay the Obligations under the Revolving Loan.

      SECTION 4. Section 6.14. Section 6.14 on page 53 of the Credit Agreement
                 ------------
is hereby amended and restated in its entirety to read as follows:

                  6.14. Subsidiary Creation or Acquisition. Subject to Section
            8.05, if and for so long as any of the 1997 Senior Notes, 1998 Senior Notes, the 1998 9 3/4% Senior Notes or the 1999

            Convertible Subordinated Notes are outstanding, none of the Parent, the Borrower or any Subsidiary may create or acquire any Subsidiary without the prior written consent of the Administrative Lender.

      SECTION 5. Section 8.02. Section 8.02 on page 59 of the Credit Agreement
                 ------------
is hereby amended and restated in its entirety to read as follows:

                  8.02. Debt for Borrowed Money. The Borrower shall not, and shall not permit the Parent or any Subsidiary of the Borrower to, create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, or suffer to exist any Debt for Borrowed Money, except:

                        (a) with respect to the Parent, the Borrower and its
            Subsidiaries, Debt for Borrowed Money under the Loan Papers;

                        (b) with respect to the Parent, the Borrower and its
            Subsidiaries, Debt for Borrowed Money in existence on the Closing Date described on Schedule 8.02 hereto and not otherwise permitted
                              -------------
            pursuant to this Section 8.02 in the principal amounts and as such Debt for Borrowed Money exists as of the Closing Date;

                        (c) with respect to the Parent (i) up to $100,000,000 in
            1999 Convertible Subordinated Notes, on terms and conditions acceptable to Administrative Lender, (ii) the 1998 9 3/4% Senior Notes; (iii) the 1998 Senior Notes, and (iv) the 1997 Senior Notes;

                        (d) provided that no Default or Event of Default exists
            or would result from the incurrence thereof, with respect to the Borrower and the wholly owned Subsidiaries of the Borrower, Debt owed to each other; and

                        (e) provided that no Default or Event of Default exists
            or would result from the incurrence thereof, Debt constituting Capital Leases or purchase money Debt in an aggregate amount over the term of this Agreement not to exceed $5,000,000, incurred by the Borrower or any Subsidiary in connection with any acquisition permitted to be made in accordance with the terms of Section 8.05(b) hereof.

      SECTION 6. Section 8.05(b). Section 8.05(b) on page 61 of the Credit
                 ---------------
Agreement is hereby amended and restated in its entirety to read as follows:

                  (b) acquire any assets, Property or business of any other
            Person, or participate in any joint venture, except (i) the Borrower and the

            Subsidiaries of the Borrower may acquire assets and Property acquired in the ordinary course of business, (ii) provided that no Default or Event of Default exists both before and after giving effect to such acquisition, and Borrower complies fully with Sections 6.12, 8.04(e) and 8.05(d) hereof, Permitted Acquisitions may be consummated if either (I) (A) the total purchase price (which may be paid in cash or Capital Stock of the Parent) for any one such acquisition is less than $10,000,000, and (B) the aggregate purchase price (which may be paid in cash or Capital Stock of the Parent) for all such Permitted Acquisitions over the term of the Agreement is less than $25,000,000, or (II) the Majority Lenders give their prior written approval to such acquisition, and (iii) after delivery of prior written notice to the Administrative Lender, the Borrower or any wholly owned direct or indirect Subsidiary of the Borrower that has executed an Unlimited Guaranty of the Obligations hereunder may acquire assets, Property or business from any other wholly owned direct or indirect Subsidiary of the Borrower that has executed an Unlimited Guaranty of the Obligations hereunder;

      SECTION 7. Sections 8.07(b) and (c). Sections 8.07(b) and (c) on pages 62
                 ------------------------
and 63 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

                  (b) so long as

                              (i) there exists no Default or Event of Default
                        both before and after giving effect to any such Restricted Payment (except an Event of Default under
                        Section 9.01(b) hereof), and

                              (ii) with respect to any such distribution
                        relating to the 1997 Senior Notes, the date any such Distribution is made is the later of (A) June 30, 2000 and (B) such time as the balance of the Interest Reserve Escrow Account is zero, then the Borrower may declare, make and pay Restricted Payments constituting Dividends to the Parent in an amount not to exceed the scheduled cash interest due and payable on the outstanding 1997 Senior Notes, the 1998 Senior Notes, the 1998 9 3/4% Senior Notes, and the 1999 Convertible Subordinated Notes, and

                        (c) So long as each of the following is true: (i) the
                  Borrower has been unable to make a Restricted Payment constituting a dividend to the Parent pursuant to Section 8.07(b)(i) above for more than 180 consecutive days, and (ii) there exists at such time no Default or Event of Default under any of Section 9.01(a), Section 9.01(f) with respect to the Parent, the Borrower or any Significant Subsidiary, or Section 9.01(u) hereof, and
                  (iii) the Lenders or the Administrative Lender have not exercised their rights under Section 9.02(a) hereof, and (iv) the date of such Restricted Payment is prior to the Maturity Date, then the Borrower may declare, make and pay Restricted Payments constituting Dividends to the Parent in an amount not to exceed the scheduled cash interest due and payable on the outstanding1998 Senior Notes, the 1998 9 3/4% Senior Notes, and the 1999 Convertible Subordinated Notes, and

      SECTION 8. Section 8.07(f). Section 8.07(f) on page 63 of the Credit
                 ---------------
Agreement is hereby amended and restated in its entirety to read as follows:

                  (f) The Parent may make payments of scheduled cash interest on
            (i) the outstanding 1997 Senior Notes (A) to the extent such payments are made from funds in the Interest Reserve Escrow Account,
            (B) to the extent the Parent receives permitted Distributions from the Borrower for such purpose in accordance with the terms of Sections 8.07(b), (c) and (d) hereof, or (C) to the extent it receives funds from sources other than the Borrower and its Subsidiaries, (ii) the outstanding 1998 Senior Notes to the extent the Parent (A) receives permitted Distributions from the Borrower for such purpose in accordance with the terms of Sections 8.07(b) and (c) hereof, and (B) receives funds from sources other than the Borrower and its Subsidiaries, (iii) the outstanding 1998 9 3/4% Senior Notes to the extent the Parent (A) receives permitted Distributions from the Borrower for such purpose in accordance with the terms of Sections 8.07(b) and (c) hereof, and (B) receives funds from sources other than the Borrower and its Subsidiaries, and (iv) the outstanding 1999 Convertible Subordinated Notes to the extent the Parent (A) receives permitted Distributions from the Borrower for such purpose in accordance with the terms of Sections 8.07(b) and (c) hereof, or (B) receives funds from sources other than the Borrower and its Subsidiaries, and

      SECTION 9. Section 8.07(h). Section 8.07(h) on page 64 of the Credit
                 ---------------
Agreement is hereby amended and restated in its entirety to read as follows:

                  (h) So long as there exists no Default or Event of Default both before and after giving effect to any such Restricted Payment, Borrower may make Restricted Payments in the form of Dividends to Parent such that the Parent may exercise its Optional Redemption Rights for a redemption price (including charges, accrued interest, expenses and penalties) in the aggregate not in excess of $316,413,437, and

      SECTION 10. Section 8.13. Section 8.13 on page 65 of the Credit Agreement
                  ------------
is hereby amended and restated in its entirety to read as follows:

                  8.13. Limitation on Restrictive Agreements. Except those
            written agreements entered into in connection with the 1997 Senior Notes, the 1998 Senior Notes, the 1998 9 3/4% Senior Notes and the 1999 Convertible Subordinated Notes and in effect on May 15, 1999, the Borrower shall not, and shall not permit the Parent or any Subsidiary of the Borrower to, enter into any indenture, agreement, instrument, financing document or other arrangement which, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon: (a) the incurrence of indebtedness, (b) the granting of Liens,
            (c) the making or granting of Guarantees, (d) the payment of dividends or Distributions, (e) the purchase, redemption or retirement of any Capital Stock, (f) the making of loans or advances, (g) transfers or sales of property or assets (including Capital Stock) by the Parent, the Borrower or any of its Subsidiaries, (h) the making of Investments, or (i) any change of control or management.

      SECTION 11. Amendment of Section 8.10 of the Credit Agreement. Section
                  -------------------------------------------------
8.10 of the Credit Agreement shall be deleted in its entirety and the following
Section 8.10 shall be substituted in its stead:

            8.10. Capital Stock. The Borrower shall not, and shall not permit the Parent or any Subsidiary of the Borrower to (a) make or permit any transfer, assignment, distribution, mortgage, pledge or gift of any shares of Pledged Stock, except to the Borrower or another wholly owned direct or indirect Subsidiary of the Borrower that has executed an Unlimited Guaranty of the Obligations and (b) issue any Capital Stock other than (i) the common stock of the Parent issued prior to May 1, 1999, (ii) 14,443,531shares of Parent's Capital Stock (composed of 9,150,000 shares to be issued under the Parent's existing shelf offering, plus up to 3,749,531shares of Parent's Capital Stock that could be issued upon the conversion of the 1999 Convertible Subordinated Notes, plus up to 1,544,000 shares of the Parent's Capital Stock to be issued in connection with the acquisition of AvData Systems, Inc.) to be issued after May 1, 1999, (iii) stock options and common stock (issued pursuant to the exercise of any such stock options) pursuant to the 1997 Directors Stock Option Plan and the 1997 Stock Option Plan of the Parent, (iv) common stock of the Parent upon the exercise of outstanding options issued by ITC Holding, (v) preferred stock of the Parent (and the common stock into which such preferred stock will be convertible pursuant to the terms thereof) to SCANA Communications, Inc. pursuant to an earn-out agreement described in the Offering Memorandum of the Parent dated May 29, 1997, and

      (vi) Capital Stock of the Parent issued in connection with acquisitions permitted under Section 8.05(b)(ii)(I).

      SECTION 12. Amendment of Section 8.14 of the Credit Agreement. Section
                  -------------------------------------------------
8.14 on page 65 of the Credit Agreement shall be deleted in its entirety and the following Section 8.14 shall be substituted in its stead:

            8.14. Amendment of 1997 Senior Notes, 1998 Senior Notes, 1998 9 3/4% Senior Notes and 1999 Convertible Subordinated Notes. The Borrower shall not, and shall not permit the Parent or any Subsidiary of the Borrower to, amend, waive or consent to any deviation from any term or provision of any documentation or agreements relating to the 1997 Senior Notes, the 1998 Senior Notes, the 1998 9 3/4% Senior Notes or the 1999 Convertible Subordinated Notes.

      SECTION 13. Section 9.01(g). Section 9.01(g) on page 67 of the Credit
                  ---------------
Agreement is hereby amended and restated in its entirety to read as follows:

            (g) Any of the following shall occur: (i) The Borrower or any other Obligor shall fail to pay any Debt (other than Debt under the Loan Papers) in an aggregate amount of $1,000,000 or more when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or (ii) the Borrower or any other Obligor shall fail to perform or observe any term or covenant contained in any agreement or instrument relating to any such Debt, when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, and can result in acceleration of the maturity of such Debt or any Repayment Event; or (iii) any such Debt shall be declared to be due and payable, or required to be prepaid, mandatorily redeemed or repurchased (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof or any Repayment Event shall have occurred; or (iv) there shall exist a breach by any Obligor under one or more material contracts the effect of which could reasonably be expected to cause a Material Adverse Change;

      SECTION 14. Consent to Proposed Acquisition. Subject to the terms and
                  -------------------------------
conditions set forth below in this Section 14, Administrative Lender and Majority Lenders hereby consent to the acquisition described in Exhibit A
                                                                ---------
hereto, so long as:

      (a) There exists no Default or Event of Default at the time of execution of this Third Amendment and after giving effect to the Proposed Acquisition;

      (b) The Borrower complies with the requirements of Sections 6.12, 8.04(e), 8.05(b) and 8.05(d) of the Credit Agreement and all other terms and conditions of the Loan Papers; and

      (c) The Proposed Acquisition is consummated during the period of May 1, 1999 through December 31, 1999.

      SECTION 15. Conditions Precedent. This Third Amendment shall not be
                  --------------------
effective until the Administrative Lender shall have received:

      (a) executed signature pages from the Borrower, the Administrative Lender and Majority Lenders;

      (b) copies of resolutions authorizing the execution, delivery and performance of this Third Amendment by the Borrower; and

      (c) such other documents, instruments, and certificates, in form and substance satisfactory to the Administrative Lender and Majority Lenders, as the Administrative Lender and the Majority Lenders shall deem necessary or appropriate in connection with this Third Amendment and the transactions contemplated hereby.

      SECTION 16. Representations and Warranties. The Borrower represents and
                  ------------------------------
warrants to the Lenders and the Administrative Lender that (a) this Third Amendment is a Loan Paper under the Credit Agreement and constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Default or Event of Default under the Credit Agreement, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, and (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect.

      SECTION 17. Entire Agreement; Ratification. THE CREDIT AGREEMENT AS
                  ------------------------------
AMENDED HEREBY AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN PAPERS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

      SECTION 18. Counterparts. This Third Amendment may be executed in any
                  ------------
number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

      SECTION 19. GOVERNING LAW. THIS THIRD AMENDMENT AND ALL OTHER LOAN PAPERS
                  -------------
SHALL BE DEEMED TO BE CONTRACTS MADE IN DALLAS, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS) AND THE UNITED STATES OF AMERICA. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AGREES THAT THE FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS, WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH. TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS THIRD AMENDMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

===============================================================================
           THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
===============================================================================

      IN WITNESS WHEREOF, this Third Amendment to the Credit Agreement is executed as of the date first set forth above.

THE BORROWER:
                                          INTERSTATE FIBERNET, INC.

                                          /s/ Sara L. Plunkett
                                          -----------------------------------
                                          By:   Sara L. Plunkett
                                          Its:  Vice President -- Finance


ADMINISTRATIVE LENDER:
                                          NATIONSBANK, N.A., as
                                          Administrative Lender

                                          /s/ Derrick C. Bell
                                          -----------------------------------
                                          By:   Derrick C. Bell
                                          Its:  Vice President


LENDERS:
                                          NATIONSBANK, N.A., individually as
                                          a Lender

                                          /s/ Derrick C. Bell
                                          -----------------------------------
                                          By:   Derrick C. Bell
                                          Its:  Vice President

                                          AMSOUTH BANK

                                          -----------------------------------
                                          By:
                                               ------------------------------
                                          Its:
                                               ------------------------------


                                          BANK AUSTRIA CREDITANSTALT
                                          CORPORATE FINANCE, INC.

                                          /s/ Robert M. Biringer
                                          -----------------------------------
                                          By:  Robert M. Biringer
                                               ------------------------------
                                          Its: Executive Vice President
                                               ------------------------------

                                          /s/ Carl G. Drake
                                          -----------------------------------
                                          By:  Carl G. Drake
                                               ------------------------------
                                          Its: Vice President
                                               ------------------------------


                                          MEESPIERSON CAPITAL CORP.


                                          -----------------------------------
                                          By:
                                               ------------------------------
                                          Its:
                                               ------------------------------


                                          -----------------------------------
                                          By:
                                               ------------------------------
                                          Its:
                                               ------------------------------

                                          STATE STREET BANK AND TRUST
                                          COMPANY

                                          /s/ Hamilton H. Wood, Jr.
                                          -----------------------------------
                                          By:   Hamilton H. Wood, Jr.
                                          Its:  Vice President


                                          FIRST UNION NATIONAL BANK, formerly
                                          known as Corestates Bank, N.A.

                                          /s/ C. Mark Hedrick
                                          -----------------------------------
                                          By:  C. Mark Hedrick
                                               ------------------------------
                                          Its: Vice President
                                               ------------------------------


                                          REGIONS BANK

                                          /s/ Edwin P. Wilson
                                          -----------------------------------
                                          By:  Edwin P. Wilson
                                               ------------------------------
                                          Its: Senior Vice President
                                               ------------------------------